                                                                    EX-99.(h)(1)

                                   APPENDIX A

                             WELLS FARGO FUNDS TRUST

                            ADMINISTRATION AGREEMENT

                            OVERVIEW OF FEE STRUCTURE

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

                     FEES FOR FUNDS TRUST MULTI-CLASS FUNDS*

MULTI-CLASS NON-MONEY
MARKET/NON-FIXED INCOME FUNDS                                                                  CLASS LEVEL
AND CLASSES (OTHER THAN NEW                              CLASS LEVEL                            ADMIN. FEE      TOTAL ADMIN. FEE
SHELL FUND: ASSET ALLOCATION                             ADMIN. FEE       TOTAL ADMIN. FEE      (EFFECTIVE     (EFFECTIVE JULY 9,
FUND)                           FUND-LEVEL ADMIN. FEE     (CURRENT)          (CURRENT)        JULY 9, 2010)           2010)
-----------------------------   ---------------------   -------------   -------------------   -------------   -------------------
Class A, Class B, Class C and    First 5B      0.05%        0.28%       First 5B      0.33%        0.26%      First 5B     0.31%
Class R (new) Shares             Next 5B       0.04%                    Next 5B       0.32%                   Next 5B      0.30%
                                 Over 10B      0.03%                    Over 10B      0.31%                   Over 10B     0.29%

Administrator Class Shares       First 5B      0.05%        0.10%       First 5B      0.15%      No change          No change
                                 Next 5B       0.04%                    Next 5B       0.14%
                                 Over 10B      0.03%                    Over 10B      0.13%

Institutional Class Shares       First 5B      0.05%        0.08%       First 5B      0.13%      No change          No change
                                 Next 5B       0.04%                    Next 5B       0.12%
                                 Over 10B      0.03%                    Over 10B      0.11%

Investor Class Shares            First 5B      0.05%        0.38%       First 5B      0.43%        0.33%      First 5B      0.38%
                                 Next 5B       0.04%                    Next 5B       0.42%                   Next 5B       0.37%
                                 Over 10B      0.03%                    Over 10B      0.41%                   Over 10B      0.36%

                                                         CLASS LEVEL
                                FUND-LEVEL ADMIN. FEE    ADMIN. FEE       TOTAL ADMIN. FEE
ASSET ALLOCATION FUND (NEW        (EFFECTIVE JULY 9,     (EFFECTIVE      (EFFECTIVE JULY 9,
SHELL FUND)                             2010)           JULY 9, 2010)          2010)
-----------------------------   ---------------------   -------------   -------------------
Class A, Class B, Class C and   First 5B       0.10%        0.26%       First 5B      0.36%
Class R (new) Shares            Next 5B        0.08%                    Next 5B       0.34%
                                Over 10B       0.06%                    Over 10B      0.32%

Administrator Class Shares      First 5B       0.10%        0.10%       First 5B      0.20%
                                Next 5B        0.08%                    Next 5B       0.18%
                                Over 10B       0.06%                    Over 10B      0.16%

----------
* On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. Such fee changes are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

                                                                                               CLASS LEVEL
MULTI-CLASS FIXED INCOME                                 CLASS LEVEL                            ADMIN. FEE      TOTAL ADMIN. FEE
(NON-MONEY MARKET) FUNDS AND                             ADMIN. FEE       TOTAL ADMIN. FEE      (EFFECTIVE     (EFFECTIVE JULY 9,
CLASSES                         FUND-LEVEL ADMIN. FEE     (CURRENT)          (CURRENT)        JULY 9, 2010)           2010)
-----------------------------   ---------------------   -------------   -------------------   -------------   -------------------
Class A, Class B, Class C and   First 5B      0.05%        0.18%        First 5B      0.23%       0.16%       First 5B      0.21%
Class R (new) Shares            Next 5B       0.04%                     Next 5B       0.22%                   Next 5B       0.20%
                                Over 10B      0.03%                     Over 10B      0.21%                   Over 10B      0.19%

Administrator Class Shares      First 5B      0.05%        0.10%        First 5B      0.15%     No change           No change
                                Next 5B       0.04%                     Next 5B       0.14%
                                Over 10B      0.03%                     Over 10B      0.13%

Institutional Class Shares      First 5B      0.05%        0.08%        First 5B      0.13%     No change           No change
                                Next 5B       0.04%                     Next 5B       0.12%
                                Over 10B      0.03%                     Over 10B      0.11%

Investor Class Shares           First 5B      0.05%        0.23%        First 5B      0.28%       0.19%       First 5B      0.24%
                                Next 5B       0.04%                     Next 5B       0.27%                   Next 5B       0.23%
                                Over 10B      0.03%                     Over 10B      0.26%                   Over 10B      0.22%

                                                                                               CLASS LEVEL
                                                         CLASS LEVEL                            ADMIN. FEE      TOTAL ADMIN. FEE
MULTI-CLASS MONEY MARKET                                 ADMIN. FEE       TOTAL ADMIN. FEE      (EFFECTIVE     (EFFECTIVE JULY 9,
FUNDS AND CLASSES               FUND-LEVEL ADMIN. FEE     (CURRENT)          (CURRENT)        JULY 9, 2010)           2010)
-----------------------------   ---------------------   -------------   -------------------   -------------   -------------------
Class A, Class B and Class C    First 5B      0.05%        0.22%        First 5B      0.27%     No change           No change
Shares                          Next 5B       0.04%                     Next 5B       0.26%
                                Over 10B      0.03%                     Over 10B      0.25%

Service Class Shares            First 5B      0.05%        0.12%        First 5B      0.17%     No change           No change
                                Next 5B       0.04%                     Next 5B       0.16%
                                Over 10B      0.03%                     Over 10B      0.15%

Administrator Class Shares      First 5B      0.05%        0.10%        First 5B      0.15%     No change           No change
                                Next 5B       0.04%                     Next 5B       0.14%
                                Over 10B      0.03%                     Over 10B      0.13%

Institutional Class Shares      First 5B      0.05%        0.08%        First 5B      0.13%     No change           No change
                                Next 5B       0.04%                     Next 5B       0.12%
                                Over 10B      0.03%                     Over 10B      0.11%

Investor Class Shares           First 5B      0.05%        0.27%        First 5B      0.32%       0.25%       First 5B    0.30%
                                Next 5B       0.04%                     Next 5B       0.31%                   Next 5B     0.29%
                                Over 10B      0.03%                     Over 10B      0.30%                   Over 10B    0.28%

Select Class Shares             First 5B      0.05%        0.04%        First 5B      0.09%      No change          No change
                                Next 5B       0.04%                     Next 5B       0.08%
                                Over 10B      0.03%                     Over 10B      0.07%

Sweep (new) and Daily Class     First 5B      0.05%       N/A (new)          N/A (new)            0.22%       First 5B     0.27%
(new)                           Next 5B       0.04%                                                           Next 5B      0.26%
                                Over 10B      0.03%                                                           Over 10B     0.25%

             FEES FOR FUNDS TRUST SINGLE CLASS FUNDS*

SINGLE CLASS NON-MONEY MARKET/NON-FIXED       TOTAL ADMIN. FEE         TOTAL ADMIN. FEE
INCOME FUNDS                                     (CURRENT)         (EFFECTIVE JULY 9, 2010)
---------------------------------------   ----------------------   ------------------------
Retail Class Shares                       First 5B         0.33%             0.31%
                                          Next 5B          0.32%             0.30%
                                          Over 10B         0.31%             0.29%

Administrator Class Shares                First 5B         0.15%           No change
                                          Next 5B          0.14%
                                          Over 10B         0.13%

Institutional Class Shares                First 5B         0.13%           No change
                                          Next 5B          0.12%
                                          Over 10B         0.11%

Investor Class Shares                     First 5B         0.43%            0.38%
                                          Next 5B          0.42%            0.37%
                                          Over 10B         0.41%            0.36%

SINGLE CLASS FIXED INCOME (NON-MONEY          TOTAL ADMIN. FEE         TOTAL ADMIN. FEE
MARKET) FUNDS                                    (CURRENT)         (EFFECTIVE JULY 9, 2010)
---------------------------------------   ----------------------   ------------------------
Retail Class Shares                       First 5B         0.23%             0.21%
                                          Next 5B          0.22%             0.20%
                                          Over 10B         0.21%             0.19%

Administrator Class Shares                First 5B         0.15%           No change
                                          Next 5B          0.14%
                                          Over 10B         0.13%

Institutional Class Shares                First 5B         0.13%           No change
                                          Next 5B          0.12%
                                          Over 10B         0.11%

Investor Class Shares                     First 5B         0.28%             0.24%
                                          Next 5B          0.27%             0.23%
                                          Over 10B         0.26%             0.22%

                                              TOTAL ADMIN. FEE         TOTAL ADMIN. FEE
SINGLE CLASS MONEY MARKET FUNDS                  (CURRENT)         (EFFECTIVE JULY 9, 2010)
---------------------------------------   ----------------------   ------------------------
Retail Class Shares                       First 5B         0.27%           No change
                                          Next 5B          0.26%
                                          Over 10B         0.25%

Service/Trust Class Shares                First 5B         0.17%           No change
                                          Next 5B          0.16%
                                          Over 10B         0.15%

Institutional Class Shares                First 5B         0.13%           No change
                                          Next 5B          0.12%
                                          Over 10B         0.11%

Investor Class Shares                     First 5B         0.32%             0.30%
                                          Next 5B          0.31%             0.29%
                                          Over 10B         0.30%             0.28%

----------
* On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. Such fee changes are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

                            SCHEDULE A TO APPENDIX A
                            ADMINISTRATION AGREEMENT

                             WELLS FARGO FUNDS TRUST
                                  LIST OF FUNDS

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
ADJUSTABLE RATE GOVERNMENT FUND+/-

         Class A                                        0.21%         0.20%          0.19%
         Class B                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Administrator Class/1/                         0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

AGGRESSIVE ALLOCATION FUND/2/
         Administrator Class                            0.15%         0.14%          0.13%

ASIA PACIFIC FUND/3/
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

ASSET ALLOCATION FUND+/-
         Class A                                        0.36%         0.34%          0.32%
         Class B                                        0.36%         0.34%          0.32%
         Class C                                        0.36%         0.34%          0.32%
         Class R                                        0.36%         0.34%          0.32%
         Administrator Class                            0.20%         0.18%          0.16%

C&B LARGE CAP VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

----------

* On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. Such fee changes, as provided in Appendix A, are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.

+/- In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).

/1/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Adjustable Rate Government Fund, effective on or about July 30, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/3/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Asia Pacific Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
C&B MID CAP VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

CALIFORNIA LIMITED-TERM TAX-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

CALIFORNIA TAX-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

CALIFORNIA MUNICIPAL MONEY MARKET FUND
         Class A                                        0.27%         0.26%          0.25%
         Administrator Class/4/                         0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class/5/                                 0.27%         0.26%          0.25%

CALIFORNIA MUNICIPAL MONEY MARKET TRUST                 0.17%         0.16%          0.15%

CAPITAL GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

CASH INVESTMENT MONEY MARKET FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Select Class                                   0.09%         0.08%          0.07%
         Service Class                                  0.17%         0.16%          0.15%

CLASSIC VALUE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Class R                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/6/                         0.13%         0.12%          0.11%

----------
/4/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the California Municipal Money Market Fund, effective on or about July 1, 2010.

/5/ On December 18, 2009, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund, effective July 1, 2010.

/6/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Classic Value Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
COLORADO TAX-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

COMMON STOCK FUND/7/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

CONSERVATIVE ALLOCATION FUND
         Administrator Class                            0.15%         0.14%          0.13%

CORE EQUITY FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/8/                         0.13%         0.12%          0.11%

DISCIPLINED GLOBAL EQUITY FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/9/                         0.13%         0.12%          0.11%

DISCIPLINED U.S. CORE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/10/                        0.13%         0.12%          0.11%

DISCIPLINED VALUE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/11/                        0.13%         0.12%          0.11%
         Investor Class                                 0.38%         0.37%          0.36%

----------
/7/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Common Stock Fund, effective on or about July 30, 2010.

/8/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Core Equity Fund, effective on or about July 30, 2010.

/9/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Global Equity Fund, effective on or about July 30, 2010.

/10/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined U.S. Core Fund, effective on or about July 30, 2010.

/11/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Value Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
DISCOVERY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

DIVERSIFIED BOND FUND/12/
         Administrator Class                            0.15%         0.14%          0.13%

DIVERSIFIED CAPITAL BUILDER FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class/13/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

DIVERSIFIED EQUITY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

DIVERSIFIED INCOME BUILDER+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class/14/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

DIVERSIFIED INTERNATIONAL FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

DIVERSIFIED SMALL CAP FUND
         Administrator Class                            0.15%         0.14%          0.13%

EMERGING GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

----------
/12/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/13/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Capital Builder Fund, effective on or about July 30, 2010.

/14/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Income Builder Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
EMERGING MARKETS EQUITY FUND/15/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

EMERGING MARKETS EQUITY FUND II/16/
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/17/                        0.13%         0.12%          0.11%

ENDEAVOR SELECT FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

ENTERPRISE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

EQUITY INCOME FUND/18/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

EQUITY VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

----------
/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

/17/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Emerging Markets Equity Fund II, effective on or about July 30, 2010.

/18/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
GLOBAL OPPORTUNITIES FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/19/                        0.13%         0.12%          0.11%

GOVERNMENT MONEY MARKET FUND
         Class A                                        0.27%         0.26%          0.25%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class/20/                                0.27%         0.26%          0.25%

GOVERNMENT SECURITIES FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

GROWTH BALANCED FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

GROWTH EQUITY FUND/21/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

GROWTH OPPORTUNITIES FUND+/-/22/
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

----------
/19/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Global Opportunities Fund, effective on or about July 30, 2010.

/20/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund effective July 1, 2010.

/21/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010 and the Institutional Class shares will merge into the Administrator Class.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
HEALTH CARE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%

HERITAGE MONEY MARKET FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Select Class                                   0.09%         0.08%          0.07%
         Service Class/23/                              0.17%         0.16%          0.15%

HIGH INCOME FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class/24/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

HIGH YIELD BOND FUND+/-
         Class A                                        0.21%         0.20%          0.19%
         Class B                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Administrator Class                            0.15%         0.14%          0.13%

INCOME PLUS FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class/25/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

INDEX ASSET ALLOCATION FUND (formerly, Asset Alloc
         Class A
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.33%         0.32%          0.31%
                                                        0.15%         0.14%          0.13%

INDEX FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C/26/                                    0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Investor Class                                 0.43%         0.42%          0.41%

----------
/22/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Growth Opportunities Fund, effective on or about July 30, 2010.

/23/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Service Class shares to the Heritage Money Market Fund effective July 1, 2010.

/24/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the High Income Fund, effective on or about July 30, 2010.

/25/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Income Plus Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
INFLATION-PROTECTED BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

INTERMEDIATE TAX/AMT-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

INTERNATIONAL BOND FUND+/-
         Class A                                        0.21%         0.20%          0.19%
         Class B                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Administrator Class/27/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

INTERNATIONAL CORE FUND/28/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Class R                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

INTERNATIONAL VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

INTRINSIC VALUE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class/29/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

----------
/26/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund effective July 16, 2010.

/27/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the International Bond Fund, effective on or about July 30, 2010.

/28/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R and Institutional Class shares effective July 16, 2010.

/29/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Intrinsic Value Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
INSTRINSIC WORLD EQUITY FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/30/                        0.13%         0.12%          0.11%

LARGE CAP APPRECIATION FUND/31/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

LARGE CAP CORE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.38%         0.37%          0.36%

LARGE CAP GROWTH FUND/32/
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

LARGE COMPANY CORE FUND/33/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

LARGE COMPANY GROWTH FUND/34/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

----------
/30/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Intrinsic World Equity Fund, effective on or about July 30, 2010.

/31/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/32/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Class C, Administrator Class and Institutional Class shares to the Large Cap Growth Fund, effective on or about July 30, 2010.

/33/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
LARGE COMPANY VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

MANAGED ACCOUNT COREBUILDER SHARES SERIES G             0.00%         0.00%          0.00%

MANAGED ACCOUNT COREBUILDER SHARES SERIES M             0.00%         0.00%          0.00%

MID CAP DISCIPLINED FUND/35/
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

MID CAP GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Investor Class                                 0.43%         0.42%          0.41%
         Institutional Class                            0.13%         0.12%          0.11%

MINNESOTA MONEY MARKET FUND
         Class A                                        0.27%         0.26%          0.25%
         Sweep Class/36/                                0.27%         0.26%          0.25%

MINNESOTA TAX-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

MODERATE BALANCED FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

MONEY MARKET FUND/37/
         Class A                                        0.27%         0.26%          0.25%
         Class B                                        0.27%         0.26%          0.25%
         Class C                                        0.27%         0.26%          0.25%
         Daily Class                                    0.27%         0.26%          0.25%
         Investor Class                                 0.32%         0.31%          0.30%
         Service Class                                  0.17%         0.16%          0.15%

----------
/34/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/35/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

/36/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund effective July 1, 2010.

/37/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C, Service Class and Daily Class shares to the Money Market Fund effective July 1, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
MONEY MARKET TRUST                                      0.17%         0.16%          0.15%

MUNICIPAL BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND+/-
         Administrator Class/38/
         Institutional Class                            0.15%         0.14%          0.13%
         Service Class                                  0.13%         0.12%          0.11%
                                                        0.17%         0.16%          0.15%

MUNICIPAL MONEY MARKET FUND/39/
         Class A                                        0.27%         0.26%          0.25%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.32%         0.31%          0.30%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class                                    0.27%         0.26%          0.25%

NATIONAL TAX-FREE MONEY MARKET FUND
         Class A                                        0.27%         0.26%          0.25%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class/40/                                0.27%         0.26%          0.25%

NATIONAL TAX-FREE MONEY MARKET TRUST                    0.17%         0.16%          0.15%

NEW JERSEY MUNICIPAL MONEY MARKET FUND+/-
         Class A                                        0.27%         0.26%          0.25%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class                                    0.27%         0.26%          0.25%

NEW YORK MUNICIPAL MONEY MARKET FUND+/-
         Class A                                        0.27%         0.26%          0.25%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class                                    0.27%         0.26%          0.25%

NORTH CAROLINA TAX-FREE FUND+/-
         Class A                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Institutional Class                            0.13%         0.12%          0.11%

----------
/38/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Municipal Cash Management Money Market Fund, effective on or about July 9, 2010.

/39/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Service Class and Sweep Class shares to the Municipal Money Market Fund effective July 1, 2010.

/40/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund effective July 1, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
OMEGA GROWTH FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Class R                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/41/                        0.13%         0.12%          0.11%

OPPORTUNITY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/42/                        0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

OVERLAND EXPRESS SWEEP FUND/43/                         0.27%         0.26%          0.25%

PENNSYLVANIA MUNICIPAL MONEY MARKET FUND+/-
         Class A                                        0.27%         0.26%          0.25%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class                                    0.27%         0.26%          0.25%

PENNSYLVANIA TAX-FREE FUND+/-
         Class A                                        0.21%         0.20%          0.19%
         Class B                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Institutional Class                            0.13%         0.12%          0.11%

PRECIOUS METALS FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class/44/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

PREMIER LARGE COMPANY GROWTH FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.38%         0.37%          0.36%

PRIME INVESTMENT MONEY MARKET FUND
         Institutional Class                            0.13%         0.12%          0.11%
         Service Class                                  0.17%         0.16%          0.15%

----------
/41/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Omega Growth Fund, effective on or about July 30, 2010.

/42/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Opportunity Fund, effective on or about July 30, 2010.

/43/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

/44/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Precious Metals Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
SHORT DURATION GOVERNMENT BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

SHORT-TERM BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

SHORT-TERM HIGH YIELD BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class/45/                        0.15%         0.14%          0.13%
         Investor Class                                 0.28%         0.27%          0.26%

SHORT-TERM MUNICIPAL BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class/46/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

SMALL CAP DISCIPLINED FUND/47/
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

SMALL CAP GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

SMALL CAP OPPORTUNITIES FUND
         Administrator Class                            0.15%         0.14%          0.13%

----------
/45/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term High Yield Bond Fund, effective on or about July 30, 2010.

/46/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term Municipal Bond Fund, effective on or about July 30, 2010.

/47/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
SMALL CAP VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class/48/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

SMALL COMPANY GROWTH FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

SMALL COMPANY VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/49/                        0.13%         0.12%          0.11%

SMALL/MID CAP CORE FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/50/                        0.13%         0.12%          0.11%

SMALL/MID CAP VALUE FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

SOCIAL SUSTAINABILITY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%

SPECIALIZED FINANCIAL SERVICES FUND/51/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%

----------
/48/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Small Cap Value Fund, effective on or about July 30, 2010.

/49/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small Company Value Fund, effective on or about July 30, 2010.

/50/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small/Mid Cap Core Fund, effective on or about July 30, 2010.

/51/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
SPECIALIZED TECHNOLOGY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class/52/                        0.15%         0.14%          0.13%
         Investor Class                                 0.43%         0.42%          0.41%

SPECIAL SMALL CAP VALUE FUND+/-
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class/53/                        0.13%         0.12%          0.11%

STABLE INCOME FUND/54/
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%

STRATEGIC INCOME FUND/55/
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%

STRATEGIC LARGE CAP GROWTH FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Class R                                        0.31%         0.30%          0.29%
         Administrator Class/56/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

STRATEGIC MUNICIPAL BOND FUND+/-
         Class A                                        0.21%         0.20%          0.19%
         Class B                                        0.21%         0.20%          0.19%
         Class C                                        0.21%         0.20%          0.19%
         Administrator Class                            0.15%         0.14%          0.13%

----------
/52/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Specialized Technology Fund, effective on or about July 30, 2010.

/53/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Special Small Cap Value Fund, effective on or about July 30, 2010.

/54/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/55/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/56/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Srategic Large Cap Growth Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
TARGET TODAY FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2010 FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2015 FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2020 FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2025 FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2030 FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2035 FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2040 FUND
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
TARGET 2045 FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TARGET 2050 FUND
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.43%         0.42%          0.41%

TOTAL RETURN BOND FUND
         Class A                                        0.23%         0.22%          0.21%
         Class B                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Class R/57/                                    0.21%         0.20%          0.19%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

TRADITIONAL SMALL CAP GROWTH FUND+/-/58/
         Class A                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

TREASURY PLUS MONEY MARKET FUND
         Class A                                        0.27%         0.26%          0.25%
         Institutional Class                            0.13%         0.12%          0.11%
         Administrator Class                            0.15%         0.14%          0.13%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class/59/                                0.27%         0.26%          0.25%

UTILITY & TELECOMMUNICATIONS FUND+/-
         Class A                                        0.31%         0.30%          0.29%
         Class B                                        0.31%         0.30%          0.29%
         Class C                                        0.31%         0.30%          0.29%
         Administrator Class/60/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%

ULTRA SHORT-TERM INCOME FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class                            0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

----------
/57/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund effective July 9, 2010.

/58/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Traditional Small Cap Growth Fund, effective on or about July 30, 2010.

/59/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Treasury Plus Money Market Fund effective July 1, 2010.

/60/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Utility & Telecommunications Fund, effective on or about July 30, 2010.

                                                      TOTAL BREAKPOINT ADMINISTRATION FEES*
                                                      -------------------------------------
FUNDS/CLASSES                                         FIRST 5B       NEXT 5B       OVER 10B
---------------------------------------------------   --------       -------       --------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Administrator Class/61/                        0.15%         0.14%          0.13%
         Institutional Class                            0.13%         0.12%          0.11%
         Investor Class                                 0.28%         0.27%          0.26%

U.S. VALUE FUND/62/
         Class A                                        0.33%         0.32%          0.31%
         Class B                                        0.33%         0.32%          0.31%
         Class C                                        0.33%         0.32%          0.31%
         Administrator Class                            0.15%         0.14%          0.13%
         Investor Class                                 0.43%         0.42%          0.41%

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO         0.33%         0.32%          0.31%

WEALTHBUILDER EQUITY PORTFOLIO                          0.33%         0.32%          0.31%

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               0.33%         0.32%          0.31%

WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 0.33%         0.32%          0.31%

WEALTHBUILDER MODERATE BALANCED PORTFOLIO               0.33%         0.32%          0.31%

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                 0.33%         0.32%          0.31%

WISCONSIN TAX-FREE FUND
         Class A                                        0.23%         0.22%          0.21%
         Class C                                        0.23%         0.22%          0.21%
         Investor Class                                 0.28%         0.27%          0.26%

100% TREASURY MONEY MARKET FUND/63/
         Class A                                        0.27%         0.26%          0.25%
         Administrative Class                           0.15%         0.14%          0.13%
         Service Class                                  0.17%         0.16%          0.15%
         Sweep Class                                    0.27%         0.26%          0.25%

Most recent annual approval by the Board of Trustees:  March 27, 2009

Schedule A to Appendix A amended:  March 26, 2010

----------
/61/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Ultra Short-Term Municipal Income Fund, effective on or about July 30, 2010.

/62/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/63/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Sweep Class shares to the 100% Treasury Money Market Fund, effective July 1, 2010.

     The foregoing fee schedule is agreed to as of March 26, 2010 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            -----------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            -----------------------------------
                                            Andrew Owen
                                            Executive Vice President